Exhibit 99.2

Stifel Financial Corp. 3rd Quarter 2009 Earnings Conference Call November 9, 2009

Forward-Looking Statements

Chairman's Comments

3rd Quarter 2009 Highlights

YTD 2009 Highlights

Stifel Financial Corp. Income Statements

Significant Quaterly Items Three Months Ended September 30, 2009

Private Client Group Normalized Pro Forma Three Months Ended September 30, 2009

Source of Revenues

Principal Transactions

Stifel Income Statements Non-Interest Expenses

Segment Comparision

YTD Segment Comparision (Excludes Acquisitions)

Global Wealth Management Income Statements

Stifel Bank & Trust Income Statements

Stifel Bank & Trust

Capital Markets Income Statement

Capital Markets Revenues

Other Segment Analysis

Stifel Financial Balance Sheet Graphs

Capital Structure

Level 3 Assets

Other Financial Data

Stifel Outlook

Growth

ACAT Fee Reimbursement

De Novo Branches

Q&A - Questions and Answers

STIFEL FINANCIAL

3rd Quarter 2009
Earnings Conference Call

November 9, 2009

Forward-Looking Statements

This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus and Company, Inc. and its other subsidiaries (collectively, "SF" or the "Company"). These statements can be identified by the use of the words "may," "will," "should," "could," "would," "plan," "potential," "estimate," "project," "believe," "intend," "anticipate," "expect" and similar expressions. In particular, these statements may refer to our goals, intentions and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry.

You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws.

Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company's annual and quarterly reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission and include, among other things changes in general economic and business conditions, actions of competitors, regulatory actions, changes in legislation and technology changes.

To supplement our financial statements presented in accordance with GAAP, management uses certain non-GAAP measures of financial performance and liquidity. These non-GAAP measures are in addition to results prepared by the Company in accordance with GAAP, and should only be considered together with the Company's GAAP results.

Chairman's Comments

"We are pleased with our quarterly results. Our company is on pace for it's 14th consecutive year of record net revenues and, despite significant investment in our platform and capabilities, is also on track to post record net income for the year. Our quarterly results were positively impacted by a $0.11 earnings per share tax benefit which was offset by approximately $0.07 earnings per share in transitional expenses, including $1.9 million in duplicate rent for our New York offices and $2.5 million in conversion expenses related to our UBS transaction. During the quarter, we raised approximately $92 million in equity capital to support our plans to become the premiere middle-market investment bank and brokerage firm."

3rd Quarter 2009 Highlights

- Record net revenues of $290 million, a 32% increase from the 3rd Quarter of 2008 (3Q08).
  - The Global Wealth Management (GWM) segment posted record net revenues of $157 million, a 34% increase from the 3Q08.
  - The Capital Markets (CM) segment posted record net revenues of $130 million, a 28% increase over the 3Q08.
- Record net income of $22 million, or $0.67 per diluted share, a 73% increase from 3Q08.
  - Pre-tax margin for the 3rd quarter of 2009 (3Q09) was 11% compared to 10% for 3Q08.
  - 3Q09 annualized return on average equity was 12% compared to 10% for 3Q08.
- The number of Financial Advisors increased to 1,823 from 1,219 in 3Q08.

YTD 2009 Highlights

- Record net revenues of $771 million for the nine months ended September 30, 2009, a 21% increase from the prior-year period.
  - The GWM segment posted record net revenues of $407 million for the nine months ended September 30, 2009, a 14% increase from the prior-year period.
  - The CM segment posted record net revenues of $361 million for the nine months ended September 30, 2009, a 30% increase over the prior-year period.
- Record net income of $51 million, or $1.62 per diluted share, a 30% increase over the prior-year period.
  - For the nine months ended September 30, 2009, pre-tax margin was 10% compared to 10% during the prior-year period.
  - For the nine months ended September 30, 2009, annualized return on average equity was 10% compared to 11% during the prior-year period.
- Successfully completed the acquisition of 56 branches from UBS Financial Services Inc. ("UBS"). As a result, we now have a network of 1,900 Financial Advisors in our GWM segment in 273 offices in 41 states.

Stifel Financial Corp.
Income Statements

($ in thousands)	Quarters Ended 09/30/09	Quarters Ended 09/30/08	Change $	Change %	YTD 09/30/09	YTD 09/30/08	Change $	Change %
Net revenues	**$ 289,683**	$ 218,923	$ 70,760	32.3%	**$ 771,169**	$ 639,351	$ 131,818	20.6%
Compensation and benefits	**193,131**	150,203	42,928	28.6%	**516,852**	441,028	75,824	17.2%
Non-comp operating expenses	**65,716**	47,626	18,090	38.0%	**175,217**	133,154	42,063	31.6%
Total non-interest expenses	**258,847**	197,829	61,018	30.8%	**692,069**	574,182	117,887	20.5%
Income before income taxes	**30,836**	21,094	9,742	46.2%	**79,100**	65,169	13,931	21.4%
Provision for income taxes	**8,698**	8,317	381	4.6%	**27,790**	25,713	2,077	8.1%
Net income	**$ 22,138**	$ 12,777	$ 9,361	73.3%	**$ 51,310**	$ 39,456	$ 11,854	30.0%
Diluted EPS	$0.67	$0.46	$0.21	45.7%	**$1.62**	$1.44	$0.18	12.5%
Ratios to net revenues								
Compensation and benefits	**66.7%**	68.6%			**67.0%**	69.0%		
Operating expenses	**22.7%**	21.8%			**22.7%**	20.8%		
Income before income taxes	**10.6%**	9.6%			**10.3%**	10.2%		

Significant Quarterly Items

Three Months ended September 30, 2009

($ in thousands)	$		EPS	
UBS conversion costs	$	(2,524)	$	(0.04)
Duplicate rent		(1,946)	$	(0.03)
Total	**$**	**(4,470)**	**$**	**(0.07)**
Tax credit	$	3,444	$	0.10
Net effect			**$**	**0.03**

Normalized Pro Forma

Three Months ended September 30, 2009

($ in thousands)	Net Revenues		Pre-Tax Operating Contributions		% of Net Rev
As Reported	$	289,683	$	30,836	10.6%
Pro Forma Adjustments					
Private Client Group (PCG)					
PCG De Novo branches		(16,408)		2,187	
Conversion cost				2,524	
Excess ACATs				1,067	
Excess Transitional Pay				1,825	
Duplicate Rent				1,946	
Pro Forma	$	273,275	$	40,385	14.8%
Annualized Pro Forma	*$*	*1,093,000*	*$*	*162,000*	14.8%

Source of Revenues

($ in thousands)	Quarters Ended				Change		YTD				Change	
	9/30/2009	% of Net Revenues	9/30/2008	% of Net Revenues	$	%	9/30/2009	% of Net Revenues	9/30/2008	% of Net Revenues	$	%
Revenues												
Principal transactions	**$ 123,238**	42.5%	68,182	31.1%	$ 55,056	81%	**$ 341,777**	44.3%	200,793	31.4%	$140,984	70%
Commissions	**90,905**	31.4%	88,727	40.5%	2,178	2%	**246,236**	31.9%	257,491	40.3%	(11,255)	(4%)
Investment banking	**35,056**	12.1%	25,156	11.5%	9,900	39%	**75,262**	9.8%	67,935	10.6%	7,327	11%
Asset mgt and service fees	**25,498**	8.8%	30,336	13.9%	(4,838)	(16%)	**74,974**	9.7%	90,580	14.2%	(15,606)	(17%)
Other	**6,586**	2.3%	(1,391)	-0.6%	7,977	N/M	**9,440**	1.2%	(883)	-0.1%	10,323	N/M
Total operating revenues	**281,283**	97.1%	211,010	96.4%	70,273	33%	**747,689**	97.0%	615,916	96.3%	131,773	21%
Interest revenue	**11,306**	3.9%	12,819	5.9%	(1,513)	(12%)	**31,782**	4.1%	39,175	6.1%	(7,393)	(19%)
Total revenues	**292,589**	101%	223,829	102%	68,760	31%	**779,471**	101%	655,091	102%	124,380	19%
Interest expense	**2,906**	1.0%	4,906	2.2%	(2,000)	(41%)	**8,302**	1.1%	15,740	2.5%	(7,438)	(47%)
Net revenues	**$ 289,683**	100%	$ 218,923	100%	$ 70,760	32%	**$ 771,169**	100%	$ 639,351	100%	$131,818	21%

Principal Transactions

($ in thousands)	Quarters Ended 9/30/2009	Quarters Ended 9/30/2008	Change $	Change %	YTD 9/30/2009	YTD 9/30/2008	Change $	Change %
Principal transactions								
Taxable debt	$ 76,204	$ 39,197	$ 37,007	94%	$ 226,190	$ 124,696	$ 101,494	81%
Municipal debt	17,943	10,993	6,950	63%	49,859	31,395	18,464	59%
Equities	18,271	11,793	6,478	55%	39,200	27,703	11,497	42%
Other	10,820	6,199	4,621	75%	26,528	16,999	9,529	56%
Total Principal Transactions	$ 123,238	$ 68,182	$ 55,056	81%	$ 341,777	$ 200,793	$ 140,984	70%

Stifel Income Statements
Non-Interest Expenses

($ in thousands)	Quarters Ended 9/30/2009	% of Net Revenues	9/30/2008	% of Net Revenues	Change $	Change %	YTD 9/30/2009	% of Net Revenues	9/30/2008	% of Net Revenues	Change $	Change %
Net revenues	**289,683**	100%	218,923	100%	70,760	32%	**771,169**	100%	639,351	100%	131,818	21%
Non-interest expenses:												
Compensation and benefits	**178,300**	61.6%	134,077	61.2%	44,223	33%	**475,984**	61.7%	396,381	62.0%	79,603	20%
Transitional pay	**14,831**	5.1%	9,666	4.4%	5,165	53%	**40,868**	5.3%	25,522	4.0%	15,346	60%
Acquisition-related	-	0.0%	6,460	3.0%	(6,460)	n/a	-	0.0%	19,125	3.0%	(19,125)	n/a
Total compensation and benefits	**193,131**	66.7%	150,203	68.6%	42,928	29%	**516,852**	67.0%	441,028	69.0%	75,824	17%
Occupancy and equipment rental	**24,730**	8.5%	17,286	7.9%	7,444	43%	**63,311**	8.2%	49,012	7.7%	14,299	29%
Communication and office supplies	**14,429**	5.0%	11,192	5.1%	3,237	29%	**39,403**	5.1%	32,887	5.1%	6,516	20%
Commissions and floor brokerage	**6,486**	2.2%	4,348	2.0%	2,138	49%	**17,167**	2.2%	8,315	1.3%	8,852	106%
Other operating expenses	**20,071**	6.9%	14,800	6.8%	5,271	36%	**55,336**	7.2%	42,940	6.7%	12,396	29%
Total non-interest/non-comp expenses	**65,716**	22.7%	47,626	21.8%	18,090	38%	**175,217**	22.7%	133,154	20.8%	42,063	32%
Income before income taxes	**30,836**	10.6%	21,094	9.6%	9,742	46%	**79,100**	10.3%	65,169	10.2%	13,931	21%
Provision for income taxes	**8,698**	3.0%	8,317	3.8%	381	5%	**27,970**	3.6%	25,713	4.0%	2,257	9%
Net income	**$ 22,138**	7.6%	$ 12,777	5.8%	$ 9,361	73%	**$ 51,130**	6.6%	$ 39,456	6.2%	$ 11,674	30%

Segment Comparison

($ in thousands)	Quarters Ended		Change		YTD		Change	
Net revenues:	09/30/09	09/30/08	$	%	09/30/09	09/30/08	$	%
Global Wealth Management	$ 157,145	$ 117,151	$ 39,994	34%	$ 406,619	$ 358,322	$ 48,297	13%
Capital Markets	130,179	101,598	28,581	28%	360,787	277,548	83,239	30%
Other	2,359	174	2,185	1256%	3,763	3,481	282	8%
Total net revenues	$ 289,683	$ 218,923	$ 70,760	32%	$ 771,169	$ 639,351	$ 131,818	21%
Operating contribution:								
Global Wealth Management	27,540	23,533	$4,007	17%	$ 67,081	$ 79,725	$ (12,644)	(16%)
Capital Markets	33,433	23,789	9,644	41%	91,317	60,999	30,318	50%
Other	(30,137)	(26,228)	(3,909)	15%	(79,298)	(75,555)	(3,743)	5%
Total operating contribution	$ 30,836	$ 21,094	$ 9,742	46%	$ 79,100	$ 65,169	$ 13,931	21%

YTD Segment Comparison (Excludes Acquisitions)

- Balanced business model facilitates growth during volatile markets
  - Stable GWM business is augmented by profitable and growing Capital Markets.

Revenue



Cap Mkts 47%
GWM 53%
2009
Cap Mkts 44%
GWM 56%
2008

Operating Profit



Cap Mkts 58%
GWM 42%
2009
Cap Mkts 43%
GWM 57%
2008

Global Wealth Management
Income Statements

($ in thousands)	Quarters Ended 9/30/09	Quarters Ended 9/30/08	Change $	Change %	YTD 9/30/09	YTD 9/30/08	Change $	Change %
Net revenues	$ 157,145	$ 117,151	$ 39,994	34.1%	$ 406,619	$ 358,322	$ 48,297	13.5%
Compensation and benefits	96,711	71,388	25,323	35.5%	253,169	218,661	34,508	15.8%
Non-comp operating expenses	32,894	22,230	10,664	48.0%	86,369	59,936	26,433	44.1%
Total non-interest expenses	129,605	93,618	35,987	38.4%	339,538	278,597	60,941	21.9%
Income before income taxes	$ 27,540	$ 23,533	4,007	17.0%	$ 67,081	$ 79,725	(12,644)	(15.9%)
Ratios to net revenues								
Compensation and benefits	61.5%	60.9%			62.3%	61.0%		
Operating expenses	21.0%	19.0%			21.2%	16.7%		
Income before income taxes	17.5%	20.1%			16.5%	22.2%		

Stifel Bank & Trust
Income Statements

($ in thousands)	Quarters Ended 09/30/09	06/30/09	Flux	09/30/08	Flux	YTD 09/30/09	09/30/08	Flux
Revenues								
Interest	4,962	3,823	30%	4,130	20%	12,395	13,318	-7%
Other Revenues	865	1,365	-37%	540	60%	3,284	1,977	66%
Total Revenues	5,827	5,188	12%	4,670	25%	15,679	15,295	3%
Less: Interest Expense	911	1,008	-10%	1,447	-37%	2,605	5,890	-56%
Total Net Revenues	4,916	4,180	18%	3,223	53%	13,074	9,405	39%
Compensation and Benefits	914	630	45%	1,073	-15%	1,968	2,209	-11%
Non-Comp Operating Expenses	1,832	1,880	-3%	1,417	29%	5,492	4,191	31%
Total non-interest expenses	2,746	2,510	9%	2,490	10%	7,460	6,400	17%
Income before income taxes	$ 2,170	$ 1,670	30%	$ 733	196%	$ 5,614	$ 3,005	87%
Ratios to Net Revenues								
Compensation & Benefits	18.6%	15.1%		33.3%		15.1%	23.5%	
Operating expenses	37.3%	45.0%		44.0%		42.0%	44.6%	
Efficiency ratio	46.1%	51.1%		60.2%		46.4%	51.4%	
Income before income taxes	44.1%	40.0%		22.7%		42.9%	32.0%	

Stifel Bank & Trust

Balance Sheet

- Assets increased 78% to $966 million as of 9/30/2009
- Investment portfolio increased 126% from $133 million as of 6/30/09 to total $301 million as of 9/30/09
  - Purchases since quarter-end increased the portfolio to $492 million
  - Agency MBS comprise over 74% of the portfolio
  - The portfolio has a weighted average life < 3 years and a weighted average rate of 3.70%
- Retained loan portfolio increased 85% from $182 million as of 6/30/09 to $336 million as of 9/30/2009
  - Reg. U loans from the UBS transaction accounted for $141 million of the increase from the prior quarter
  - After closing the final wave from the UBS transaction during October, the balance of the Reg. U loan portfolio totaled $225 million
- Excess on-balance sheet liquidity totaled $271 million as of 9/30/2009

Mortgage Banking

- Over $665 million in loans sold into the secondary market over the first nine months of 2009, compared to $330 million for all of fiscal 2008
- Gross mortgage revenues totaled $9.6 million for the nine months ended 9/30/09, compared to $4.4 million for all of fiscal 2008
- $19.8 million in retained mortgage loan originations in the nine months ended 9/30/09 with a weighted average LTV of 47% and weighted average FICO of 765

Credit Quality

- Non-performing loans totaled $1.9 million as of 9/30/2009 compared to $4.0 million as of 6/30/2009
- Losses for the 12-months ended 9/30/2009 totaled $1.7 million compared to $709,000 as of 6/30/2009
- Excluding acquired loans, the allowance as a percentage of gross loans totaled 1.25% as of 9/30/2009 compared to 1.66% as of 6/30/2009
- Other real estate owned totaled $2.7 million as of 9/30/2009 compared to $1.9 million as of 6/30/2009

Capital Markets
Income Statement

($ in thousands)	Quarters Ended 9/30/09	Quarters Ended 9/30/08	Change $	Change %	YTD 9/30/09	YTD 9/30/08	Change $	Change %
Net revenues	**$130,179**	$ 101,598	$ 28,581	28.1%	**$360,787**	$ 277,548	$ 83,239	30.0%
Compensation and benefits	**77,483**	62,030	15,453	24.9%	**214,251**	171,875	42,376	24.7%
Non-comp operating expenses	**19,263**	15,779	3,484	22.1%	**55,219**	44,674	10,545	23.6%
Total non-interest expenses	**96,746**	77,809	18,937	24.3%	**269,470**	216,549	52,921	24.4%
Income before income taxes	**$ 33,433**	$ 23,789	$ 9,644	40.5%	**$ 91,317**	$ 60,999	$ 30,318	49.7%
Ratios to net revenues								
Compensation and benefits	**59.5%**	61.1%			**59.4%**	61.9%		
Operating expenses	**14.8%**	15.5%			**15.3%**	16.1%		
Income before income taxes	**25.7%**	23.4%			**25.3%**	22.0%		

Capital Markets Revenues

($ in thousands)	Quarters Ended 9/30/09	Quarters Ended 9/30/08	Change $	Change %	YTD 9/30/09	YTD 9/30/08	Change $	Change %
ECM flow business	$ 39,733	$ 44,827	$ (5,094)	-11%	$ 114,598	$ 115,361	$ (763)	-1%
FICM flow business	58,196	34,050	24,146	71%	174,698	105,399	69,299	66%
Total sales & trading	97,929	78,877	19,052	24%	289,296	220,760	68,536	31%
Capital raising	18,070	7,733	10,337	134%	32,890	22,257	10,633	48%
Advisory fees	12,724	14,052	(1,328)	-9%	33,197	31,988	1,209	4%
Investment banking	30,794	21,785	9,009	41%	66,087	54,245	11,842	22%
Other revenue	1,456	936	520	56%	5,404	2,543	2,861	113%
Total net revenue	$ 130,179	$ 101,598	$28,581	28%	$ 360,787	$ 277,548	$83,239	30%

Ratios to net revenues

	Quarters Ended 9/30/09	Quarters Ended 9/30/08	YTD 9/30/09	YTD 9/30/08
Sales & trading	75.2%	77.6%	80.2%	79.5%
Investment banking	23.7%	21.4%	18.3%	19.5%

Other Segment Analysis

($ in thousands)	Quarters Ended 09/30/09	Quarters Ended 09/30/08	Change $	Change %	YTD 09/30/09	YTD 09/30/08	Change $	Change %
Net revenue	**2,359**	178	2,181	1225%	**3,763**	3,485	278	8%
Compensation and benefits	**18,937**	10,325	8,612	83%	**49,432**	31,368	18,064	58%
Non-comp operating expenses:								
Occupancy and equipment	**6,584**	4,051	2,533	63%	**15,668**	12,435	3,233	26%
Communication and office supplies	**2,642**	2,095	547	26%	**7,122**	4,959	2,163	44%
Commission and floor brokerage	**46**	-	46	n/a	**49**	-	49	n/a
Other operating expenses	**4,287**	3,429	858	25%	**10,790**	10,627	163	2%
Total non-comp operating expenses	**13,559**	9,575			**33,629**	28,021		
Total non-interest expenses	**32,496**	19,900	12,596	63%	**83,061**	59,389	23,672	40%
Income before Income Taxes	**(30,137)**	(19,722)	(10,415)	53%	**(79,298)**	(55,904)	(23,394)	42%
Acquisition-related	-	(6,506)	6,506	n/a	-	(19,651)	19,651	n/a
Other and acquisition-related	**(30,137)**	(26,228)	(3,909)	15%	**(79,298)**	(75,555)	(3,743)	5%

Stifel Financial Balance Sheet Graphs


$3,000
$2,400
$1,800
$1,200
$600
$0
$423
$412
$382
$842
$1,085
$1,499
$1,562
$2,891
2002
2003
2004
2005
2006
2007
2008
Q3 2009

Total Assets *($ millions)*


$1,000
$750
$500
$250
$0
$115
$135
$166
$225
$290
$520
$677
$916
$35
$80
$35
$100
$35
$131
$70
$155
$70
$220
$95
$425
$83
$595
$83
$834
2002
2003
2004
2005
2006
2007
2008
Q3 2009

Total Capitalization *($ millions)*

Defined as stockholder's equity plus the trust preferred securities.


4x
3x
2x
1x
x
3.7x
3.1x
2.3x
3.7x
3.7x
2.9x
2.3x
3.2x
2002
2003
2004
2005
2006
2007
2008
Q3 2009

Leverage Ratio


$25
$20
$15
$10
$5
$0
$5.91
$7.23
$9.02
$10.21
$12.35
$18.36
$22.75
$27.63
2002
2003
2004
2005
2006
2007
2008
Q3 2009

Book Value Per Share

Capital Structure

($ in thousands)

Total Assets	$	2,890,795
Stockholders' Equity	$	833,594
Debentures to:		
Stifel Financial Capital Trust II - LIBOR plus 1.70% (fixed at 6.38% until 9/30/10), due 9/30/35	$	35,000
Stifel Financial Capital Trust III - LIBOR plus 1.85% (fixed at 6.79% until 6/6/12), due 6/6/37	$	35,000
Stifel Financial Capital Trust IV - LIBOR plus 1.85% (fixed at 6.78% until 9/6/12), due 9/6/37	$	12,500
Total Debentures *(average 6.64% per annum)*	$	82,500
Total Capitalization	$	916,094

Ratios:

Equity to Assets	29%
Capitalization to Assets	32%
Debentures to Equity	10%
Leverage Ratio	3.2x
Equity Capitalization	3.5x

Level 3 Assets

($ in thousands)	Carrying Value 9/30/09	Carrying Value 12/31/08	Change
Auction Rate Securities	$ 55,786	$ 18,509	$ 37,277
Stifel Bank & Trust Investments	11,700	10,423	1,277
Trading Securities	767	4,161	(3,394)
Other Investments	5,093	5,169	(76)
	$ 73,346	$ 38,262	$ 35,084
Percentage of Equity	*9%*	*7%*	

Other Financial Data

Other Data	Quarterly Data 9/30/2009	6/30/2009	9/30/2008	% Change vs Q2 2009	vs Q3 2008
Bank Assets	$ 965,569	$ 532,308	$ 327,279	81%	195%
SN & SF Assets	1,925,226	1,755,684	1,714,146	10%	12%
Total Assets (000's)	$ 2,890,795	$ 2,287,992	$ 2,041,425	26%	42%
Stockholders Equity (000's)	$ 833,594	$ 702,702	$ 565,387	19%	47%
Book value Per Share	$27.63	$24.86	$22.21	11%	24%
Financial Advisors*	1,823	1,562	1,219	17%	50%
Full Time Employees	4,289	3,849	3,038	11%	41%
Locations	281	239	194	18%	45%
Total Client Assets (000's)	$ 83,501,000	$ 64,653,000	$ 58,860,000	29%	42%

*Includes all retail Financial Advisors.

Stifel Outlook

- Unstable conditions in the private client market presents opportunity for Stifel to continue to grow organically and through M&A
  - The uncertainty surrounding the largest domestic and European private client platforms impacts thousands of US-based Financial Advisors.
  - Success with UBS signings is testament to the private client platform
- Balanced business mix facilitates growth during volatile markets
  - 53% of 2009 net revenues generated by GWM and 47% by Capital Markets.
- Capital Markets turmoil creates a pool of very qualified candidates
  - All segments of Capital Markets continued to build out platform and hire in 2009.
  - Hired Victor Nesi as Co-Head of Capital Markets
- Company should beginning to see payoffs from our investment in De Novo branches.

Growth

Business Units	2004	Total As of 9/30/2009		% *Change*	YTD Additions
Firm Net Revenues *(millions)*	$247	$1,028	*	*317%*	
Equity Capital *(millions)*	$131	$834		*535%*	
Share Price	$13.97	$54.90		*293%*	
Market Cap *(millions)*	$207	$1,663		*703%*	
Total Associates	1,384	4,289		*210%*	1203
Global Wealth Management					
Financial Advisors	621	1,823		*194%*	583
Branch Support	284	1,011		*256%*	388
Stifel Bank & Trust Support Associates	0	74		*n/a*	13
Offices	86	256		*198%*	66
Capital Markets					
Equity Sales & Trading Professionals	23	159		*591%*	15
Fixed Income Sales & Trading Professionals	14	178		*1171%*	19
Investment Banking Professionals	29	161		*455%*	19
Public Finance Professionals	31	65		*110%*	10
Capital Market Support Associates	21	65		*210%*	28
Other					
Support Associates	195	510		*162%*	128

* 2009 Revenues are annualized.

ACAT Fee Reimbursement

Automated Customer Account Transfer System

	2009		2008	
Qtr	**No. ACAT**	**Reimbursed Fees**	**No. ACAT**	**Reimbursed Fees**
Q1	15,857	($1,384,000)	4,872	($406,000)
Q2	39,151	(3,657,000)	7,708	(653,000)
Q3	27,055	(2,454,000)	16,528	(1,386,000)
Total	**82,063**	**($7,495,000)**	**29,108**	**($2,445,000)**

De Novo Branches (1)

($ in thousands)	Quarter	% of Net Revenues	YTD	% of Net Revenues	Potential	% of Net Revenues
Revenues (2)	$ 16,907	100%	$ 36,464	100%	$ 110,000	100%
Compensation and benefits	10,957	65%	$ 24,028	66%	$ 66,200	60%
Non-compensation expenses	4,148	25%	$ 10,703	29%	$ 17,800	16%
Pre-tax operating contribution before transitional expenses	**$ 1,802**	11%	**$ 1,733**	5%	**$ 26,000**	24%
Transitional compensation	2,217	13%	5,228	14%	14,300	13%
Transitional operating expenses	1,273	8%	4,112	11%	-	0%
Operating contribution	**$ (1,688)**	-10%	**$ (7,607)**	-21%	**$ 11,700**	11%

(1) De Novo Branches are new offices opened in 2008 & 2009, excluding acquisitions.

(2) Includes only commissionable revenues and does not include interest or managed fees.

Q&A